--------------------------------------------------------------------------------

                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


       Date of Report (Date of Earliest Event Reported) September 3, 1999


                 CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Commission file number: 1-13418


                         FALCON BUILDING PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                DELAWARE                                36-3931893
    (State or Other Jurisdiction of                   (I.R.S. Employer
     Incorporation or Organization)                  Identification No.)


                             233 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                     (Address of Principal Executive Office)

                                 (312) 906-9700

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 3, 1999, Falcon Building Products, Inc. (the "Company") sold all of the stock of Falcon Manufacturing, Inc. the parent company of DeVilbiss Air Power Company (together "DeVilbiss") to Pentair, Inc. for cash proceeds of $460 million subject to customary working capital adjustments.

     In conjunction with the sale of DeVilbiss, and using the proceeds therefrom, the Company amended and restated its credit agreement to terminate the term loan portion of the agreement (retaining the $125 million revolving credit facility) and terminated its accounts receivable securitization program. In addition, the Company amended the indentures to its 9 1/2% Senior Subordinated Notes and 10 1/2% Senior Subordinated Discount Notes (together, the "Notes") to release Falcon Manufacturing, Inc. and DeVilbiss Air Power Company as guarantors of these obligations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial statements of businesses acquired

           Not applicable

     (b)   Pro Forma Financial Information

           The following unaudited pro forma condensed consolidated financial information of Falcon Building Products, Inc. and subsidiaries reflecting the sale of DeVilbiss are filed herewith:

                 Introduction to Unaudited Pro Forma Condensed
                 Consolidated Financial Statements

                 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

                 Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1998

                 Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1999

                 Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

     (c) Exhibits required by Item 601 of Regulation S-K are listed in the Index to Exhibits, which is incorporated herein by reference.

                       INTRODUCTION TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The unaudited pro forma condensed consolidated financial statements (the "Pro Forma Statements") of Falcon Building Products, Inc. (the "Company") give effect to the sale of Falcon Manufacturing, Inc., the parent company of DeVilbiss Air Power Company (together "DeVilbiss") for cash proceeds of $460 million; the termination of the term loan portion of the Company's credit facility; and the termination of the Company's accounts receivable securitization program.

     The Pro Forma Statements are based on the estimates and assumptions set forth in the notes to such Pro Forma Statements. The Pro Forma Statements have been prepared using the historical audited annual and unaudited interim financial statements of the Company for the year ended December 31, 1998, and the six months ended June 30, 1999, respectively.

     These Pro Forma Statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that might have been achieved had the transactions occurred as of an earlier date, nor are they an indication of operating results or financial position that may occur in the future. These Pro Forma Statements should be read in conjunction with the Company's annual report on Form 10-K as of December 31, 1998, and the Company's unaudited condensed consolidated financial statements as of June 30, 1999.

                            FALCON BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                           JUNE 30, 1999
                                       (DOLLARS IN MILLIONS)



                                                                                        LESS:          PRO FORMA
                                                                      HISTORICAL     DEVILBISS (a)    ADJUSTMENTS      PRO FORMA
                                                                     -----------    --------------   --------------   ------------
                             ASSETS

Current assets:
     Cash and cash equivalents..................................     $    21.8       $      --        $   114.7 (b)    $   136.5
     Trade receivables, net.....................................          14.9              --             46.7 (c)         61.6
     Inventories, net...........................................         108.8            55.5               --             53.3
     Other current assets.......................................          71.9             8.5            (49.5)(c)         13.9
                                                                    ------------     -------------   --------------   ------------
     Total current assets.......................................         217.4            64.0            111.9            265.3

Property, plant and equipment, net..............................         130.1            36.1               --             94.0
Goodwill........................................................          71.8            18.9               --             52.9
Investment in and advances to subsidiary........................          --             (41.6)           (41.6)(d)           --
Other long-term assets..........................................          23.2             0.6             (4.2)(e)         18.4
                                                                    ------------     -------------   --------------   ------------
                                                                    ------------     -------------   --------------   ------------
     Total assets...............................................     $   442.5       $    78.0        $    66.1        $   430.6
                                                                    ------------     -------------   --------------   ------------
                                                                    ------------     -------------   --------------   ------------


              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion long-term debt.............................     $     2.2       $     0.1        $    (1.0)(f)    $     1.1
     Accounts payable...........................................          74.0            45.2               --             28.8
     Accrued liabilities........................................          76.6            27.2               --             49.4
                                                                    ------------     -------------   --------------   ------------
     Total current liabilities..................................         152.8            72.5             (1.0)            79.3

Senior indebtedness.............................................         177.8             0.2           (172.5)(f)          5.1
Senior subordinated notes.......................................         270.6              --               --            270.6
Accrued employee benefit obligations............................          16.4             1.7               --             14.7
Other long-term liabilities.....................................          20.9             3.6               --             17.3
                                                                    ------------     -------------   --------------   ------------
     Total liabilities..........................................         638.5            78.0           (173.5)           387.0
                                                                    ------------     -------------   --------------   ------------

Stockholders' equity (deficit):
     Common stock...............................................           0.1              --               --              0.1
     Notes receivable arising from stock purchase plan..........          (1.7)             --               --             (1.7)
     Retained earnings (deficit)................................        (191.1)             --            238.0 (g)         46.9
     Pension liability adjustment...............................          (3.3)             --              1.6 (h)         (1.7)
                                                                    ------------     -------------   --------------   ------------
     Total stockholders' equity (deficit).......................        (196.0)             --            239.6             43.6
                                                                    ------------     -------------   --------------   ------------

Total liabilities and stockholders' equity......................     $   442.5       $    78.0         $   66.1        $   430.6
                                                                    ------------     -------------   --------------   ------------
                                                                    ------------     -------------   --------------   ------------



   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                         FALCON BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                              FOR THE YEAR ENDED DECEMBER 31, 1998
                                     (DOLLARS IN MILLIONS)



                                                                              LESS:              PRO FORMA
                                                           HISTORICAL      DEVILBISS (a)        ADJUSTMENTS          PRO FORMA
                                                          -------------    ---------------    ----------------    ----------------
Net sales............................................      $ 765.8          $ 389.1            $    --             $ 376.7
Cost of sales........................................        640.0            326.7                 --               313.3
                                                          -------------    ---------------    ----------------    ----------------

     Gross earnings..................................        125.8             62.4                 --                63.4

Selling and administrative expenses..................         64.9             28.5                 --                36.4
Restructuring and other charges......................          8.2              1.1                 --                 7.1
Securitization expense...............................          3.8               --               (3.8) (i)             --
                                                          -------------    ---------------    ----------------    ----------------
     Operating income................................         48.9             32.8                3.8                19.9

Net interest expense.................................         43.8               --              (15.9) (j)           27.9
                                                          -------------    ---------------    ----------------    ----------------

Income (loss) from continuing operations before
     income taxes....................................          5.1             32.8               19.7                (8.0)

Provision (benefit) for income taxes from
     continuing operations...........................          2.6             12.2                7.2 (k)            (2.4)
                                                          -------------    ---------------    ----------------    ----------------

Income (loss) from continuing operations.............          2.5             20.6               12.5                (5.6)

Income from discontinued operations, net of taxes....           --            (20.6)                --                20.6
                                                          -------------    ---------------    ----------------    ----------------
                                                          -------------    ---------------    ----------------    ----------------
     Net income......................................      $   2.5          $    --            $  12.5             $  15.0
                                                          -------------    ---------------    ----------------    ----------------
                                                          -------------    ---------------    ----------------    ----------------




    See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                         FALCON BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                             FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                      (DOLLARS IN MILLIONS)



                                                                              LESS:              PRO FORMA
                                                           HISTORICAL      DEVILBISS (a)        ADJUSTMENTS          PRO FORMA
                                                          -------------    ---------------    ----------------    ----------------
Net sales............................................      $  500.3         $  269.4            $     --            $  230.9
Cost of sales........................................         407.9            218.4                  --               189.5
                                                          -------------    ---------------    ----------------    ----------------

     Gross earnings..................................          92.4             51.0                  --                41.4

Selling and administrative expenses..................          49.1             20.9                  --                28.2
Restructuring and other charges......................         (12.0)              --                  --               (12.0)
Securitization expense...............................           2.2               --                (2.2) (i)             --
                                                          -------------    ---------------    ----------------    ----------------
     Operating income................................          53.1             30.1                 2.2                25.2

Net interest expense.................................          21.8               --                (7.1) (j)           14.7
                                                          -------------    ---------------    ----------------    ----------------

Income from continuing operations before
     income taxes....................................          31.3             30.1                 9.3                10.5

Provision for income taxes from continuing
     operations......................................          12.7             11.7                 3.5 (k)             4.5
                                                          -------------    ---------------    ----------------    ----------------

Income from continuing operations....................          18.6             18.4                 5.8                 6.0

Income from discontinued operations, net of taxes....            --            (18.4)                 --                18.4
                                                          -------------    ---------------    ----------------    ----------------
                                                          -------------    ---------------    ----------------    ----------------
     Net income......................................      $   18.6         $     --            $    5.8             $  24.4
                                                          -------------    ---------------    ----------------    ----------------
                                                          -------------    ---------------    ----------------    ----------------





    See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                 FALCON BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


(1)  BASIS OF PRESENTATION

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet was prepared assuming the sale of DeVilbiss, the repayment of the term loan, and the termination of Falcon's asset securitization program occurred on June 30, 1999. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1998 and the six months ended June 30, 1999 were prepared as if the sale of DeVilbiss, the repayment of the term loan, and the termination of Falcon's asset securitization program had occurred on January 1, 1998.

(2)  PRO FORMA BALANCE SHEET ADJUSTMENTS

     The following pro forma adjustments are incorporated in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as a result of the sale of DeVilbiss, the repayment of the term loan, and the termination of Falcon's asset securitization program:

     (a)   Reflects the historical balance sheet of DeVilbiss.

     (b)   Reflects the following:
                 Proceeds from sale of business.......................  $ 460.0
                 Repayment of Term Loan...............................   (173.5)
                 Repurchase of accounts receivable....................   (100.2)
                 Payment of taxes.....................................    (59.2)
                 Payment of estimated transaction fees................    (12.4)
                                                                        --------
                                                                        $ 114.7
                                                                        --------
                                                                        --------

     (c) Reflects the repurchase of accounts receivable due to termination of asset securitization program net of the effects of the sale of DeVilbiss.

     (d)   Reflects elimination of the investment in DeVilbiss.

     (e) Reflects the write-off of deferred issuance costs associated with the retired debt and asset securitization program.

     (f)   Reflects retirement of the term loan portion of the credit facility.

     (g)   Reflects the following:
                 Pretax gain on the sale of DeVilbiss.................  $ 300.4
                 Write off of deferred debt issuance costs............     (4.2)
                                                                        --------
                                                                          296.2
                 Tax effect of above..................................    (58.2)
                                                                        --------
                                                                        $ 238.0
                                                                        --------
                                                                        --------

     (h)   Reflects SFAS No. 88 Adjustment on Pension Plan.

                 FALCON BUILDING PRODUCTS, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


(3)  PRO FORMA INCOME STATEMENT ADJUSTMENTS

     The following pro forma adjustments are incorporated in the Unaudited Pro Forma Condensed Consolidated Statements of Income as a result of the sale of DeVilbiss, the repayment of the term loan, and the termination of Falcon's asset securitization program:

     (a)   Reflects historical operations of DeVilbiss.

     (i) Reflects the elimination of historical securitization expense of $3.8 million and $2.2 million for the year ended December 31, 1998, and the six months ended June 30, 1999, respectively.

     (j) Reflects the elimination of interest expense on the retired debt of $15.9 million and $7.1 million for the year ended December 31, 1998 and the six months ended June 30, 1999, respectively. These amounts included the related amortization of debt issuance costs of $0.7 million and $0.3 million for the year ended December 31, 1998 and the six months ended June 30, 1999, respectively.

     (k) Reflects the tax effect of (i) and (j) above at an assumed effective income tax rate of 37.5%.

     The pro forma income statements do not reflect interest income on amounts that may have been invested had the transactions occurred on January 1, 1998. The excess proceeds may have generated interest income of $7.2 million and $3.6 million for the year ended December 31, 1998 and the six months ended June 30, 1999, respectively, at an assumed rate of 5.0%, had the funds been invested.

     Additionally, the pro forma income statements do not reflect a pretax gain on the sale of DeVilbiss of approximately $300.4 million ($240.6 million, net) and an extraordinary charge of $4.2 million, ($2.6 million, net) relating to the write-off of deferred financing costs.

                                INDEX TO EXHIBITS

2.1 Stock Purchase Agreement dated as of August 12, 1999, between Falcon Building Products, Inc. and Pentair, Inc.

4.1 Supplemental Indenture between Falcon Building Products, Inc. and Harris Trust and Savings Bank, as Trustee, dated as of September 3, 1999, relating to the Company's 9 1/2% Senior Subordinated Notes and 10 1/2% Senior Subordinated Discount Notes.

4.2 Amended and Restated Credit Agreement among the several lenders from time to time parties hereto, Chase Securities, Inc., as lead arranger and book manager, Bankers Trust Company, as documentation agent, and the Chase Manhattan Bank, as administrative agent for the lenders.

99.1     Press release issued by Falcon Building Products, Inc. on September
         3, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FALCON BUILDING PRODUCTS, INC.




                                  By:      /s/  Anthony J. Navitsky
                                           ------------------------------------
                                           Anthony J. Navitsky
                                           VICE PRESIDENT-FINANCE AND TREASURER



Dated:  September 20, 1999